SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):
                           February 10, 1997


                       ITT HARTFORD GROUP, INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


    Delaware             No. 0-19277           No. 13-3317783
---------------       ----------------        ------------------
(State or other       (Commission File        (IRS Employer
jurisdiction of       Number)                 Identification No.)
incorporation)

Hartford Plaza
Hartford, Connecticut                               06115-1900
---------------------                              -------------
(Address of principal                               (Zip Code)
executive offices)


Registrant's telephone number: (860) 547-5000

Item 5.  Other Events.

          On February 10, 1997, Hartford Life, Inc., a Delaware corporation ("HLI"), an indirect wholly owned subsidiary of ITT
Hartford Group, Inc., which holds its life insurance operations, filed a registration statement on Form S-1 with the Securities and Exchange Commission for an initial public offering of up to twenty percent of HLI's common stock.


Item 7.  Financial Statements and Exhibits.

          (c) The following is filed as an exhibit to this Current
Report:

Exhibit
Number           Description
-------          -----------

99.1             Press release dated February 10, 1997.

                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ITT HARTFORD GROUP, INC.

Date: February 14, 1997             By /s/ James J. Westervelt
                                      --------------------------------
                                      Name:  James J. Westervelt
                                      Title: Senior Vice President and
                                             Group Controller

                             EXHIBIT INDEX


Exhibit
Number             Description
-------            ------------

99.1               Press release dated February 10, 1997.